UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2023

Ritchie Bros. Auctioneers Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Canada	001-13425	98-0626225
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

9500 Glenlyon Parkway, Burnaby, British Columbia, Canada V5J0C6

(Address of principal executive offices) (Zip Code)

(778) 331-5500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares	RBA	New York Stock Exchange
Common Share Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 22, 2023, Ritchie Bros. Auctioneers Incorporated (the “Company” or “RBA”) entered into a securities purchase agreement (the “Purchase Agreement”) with Starboard Value LP (“Starboard Value”), certain of its affiliated funds (the “Purchasers”), and Jeffrey C. Smith (together with Starboard Value and the Purchasers, “Starboard”), pursuant to which the Company agreed to issue and sell to the Purchasers, in a private placement (the “PIPE Transaction”) exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the prospectus requirements of British Columbia securities law, (i) an aggregate of 485,000,000 Senior Preferred Shares of the Company designated as Series A Senior Preferred Shares (the “Preferred Shares”), which Preferred Shares are convertible into the Company’s common shares (the “Common Shares,” and such Common Shares as may be issued upon conversion of the Preferred Shares, the “Conversion Shares”) for an aggregate purchase price of $485.0 million, or $1.00 per Preferred Share, and (ii) an aggregate of 251,163 Common Shares of the Company (the “Purchased Common Shares” and together with the Preferred Shares, the “Purchased Shares”), for an aggregate purchase price of approximately $15.0 million, or $59.722 per Common Share. The closing of the PIPE Transaction is conditioned upon certain customary closing conditions, including the approval of The New York Stock Exchange (the “NYSE”) and conditional listing approval of the Toronto Stock Exchange (the "TSX"), subject to customary listing conditions, and is expected to occur on or about January 25, 2023 (or such later date following the satisfaction or waiver of the closing conditions as determined in accordance with the Purchase Agreement). The closing date of the PIPE Transaction is referred to in this Current Report on Form 8-K as the “Issue Date.”

Purchase Agreement

Governance

Pursuant to the terms of the Purchase Agreement, upon the approval by the Company's shareholders of the issuance of Common Shares in connection with the Merger (as defined below) and IAA, Inc.'s ("IAA") shareholders of the Merger by both the RBA and IAA shareholders (the “Appointment Event”), the Company will increase the size of its Board of Directors (the “Board”) from nine to ten directors and appoint Jeffrey C. Smith, Managing Member, Chief Executive Officer and Chief Investment Officer of Starboard Value, as a member of the Board. As a condition to Mr. Smith’s appointment to the Board, Mr. Smith is required to submit an irrevocable resignation letter pursuant to which he will resign from the Board automatically and immediately if (A) Starboard fails to beneficially own in the aggregate at least 50.0% of the Purchased Shares (on an as-converted basis and subject to adjustment for share splits, reclassifications, combinations and similar adjustments) or (B) Starboard or Mr. Smith materially breaches certain provisions of the Purchase Agreement (each, a “Resignation Event”). If the Appointment Event has occurred, and so long as there has been no Resignation Event, the Board will nominate Mr. Smith, along with its other nominees, for election to the Board at the Company’s 2023 annual meeting of shareholders (the “2023 Annual Meeting”) for a term expiring at the Company’s 2024 annual meeting of shareholders (the “2024 Annual Meeting”) and the Company will recommend, support and solicit proxies for the election of Mr. Smith at the 2023 Annual Meeting in the same manner as it recommends, supports, and solicits proxies for the election of any continuing director.

Starboard has agreed, from the Appointment Event until the later of (i) the earlier of (x) the date that is 30 days prior to the deadline for the submission of shareholder nominations for the 2024 Annual Meeting pursuant to the Company’s organizational documents and (y) the date that is 100 days prior to the first anniversary of the 2023 Annual Meeting and (ii) the date that Mr. Smith no longer serves on the Board (the “Standstill Period”), to customary standstill restrictions. Starboard has an option to extend the Standstill Period by one-year periods (the “Continuation Option”), which Continuation Option may be exercised no more than twice, subject to certain limitations including that no Resignation Event has occurred. In the event that Starboard exercises a Continuation Option, and subject to his consent to serve and the other requirements set forth in the Purchase Agreement, the Company will take all necessary actions to nominate Mr. Smith for election as a director at the Company’s next annual meeting of shareholders. In the event that Starboard does not exercise the Continuation Option prior to an applicable deadline, the Standstill Period will expire without extension.

Starboard also has agreed that, during the Standstill Period, it will not vote any shares beneficially owned by it against (including through a “withhold” vote) any of the Company’s nominees for director, including any continuing director, or the Board’s recommendation with respect to any other Company proposal or shareholder proposal or nomination presented at an annual or special meeting of shareholders. There are no restrictions, however, on Starboard’s ability to vote shares beneficially owned by it with respect to any extraordinary transaction that may be presented for shareholder approval during the Standstill Period or the election or removal of Mr. Smith. Notwithstanding the foregoing, Starboard shall not vote any Preferred Shares or Common Shares beneficially owned by it at the special meeting of shareholders to be held by the Company with respect to the Merger.

The Purchase Agreement also includes a customary mutual non-disparagement provision, effective during the Standstill Period.

In the event that the Appointment Event does not occur, the provisions of the Purchase Agreement described above will be void and of no further effect from and after such time.

Participation Rights

The Purchase Agreement provides that if the Company proposes to issue any equity or equity-linked securities in a private placement not involving a registration statement for the primary purpose of raising capital, the Purchasers will have the right to participate in any such transaction and purchase up to an amount equal to 15% of such securities, multiplied by the fraction of (i) the number of Preferred Shares then held by the Purchasers over (ii) the number of Preferred Shares issued to the Purchasers on the Issue Date. This participation right is subject to certain exceptions as specified in the Purchase Agreement. The Purchasers will have the right to participate in any such transaction until a Resignation Event occurs.

Transfer Restrictions

From the date of the Purchase Agreement until the one year anniversary of the Issue Date, the Purchasers will be restricted from transferring, other than to affiliates of such Purchasers who agree to be bound by such restrictions, or hedging any of their Purchased Shares or Conversion Shares. Such restriction shall no longer apply upon the vote by the Company’s shareholders and IAA’s stockholders on the transactions contemplated by the Agreement and Plan of Merger and Reorganization, dated as of November 7, 2022, as amended by the amendment to the Merger Agreement, dated January 22, 2023, by and among the Company, Ritchie Bros. Holdings, Inc., Impala Merger Sub I, LLC, Impala Merger Sub II, LLC, and IAA (as amended, the “Merger Agreement” and such transactions, the “Merger”). From and after the approval by the Company’s shareholders of the issuance of Common Shares in connection with the Merger and IAA’s shareholders of the Merger, until the one year anniversary of the Issue Date, the Purchasers will be restricted from transferring, other than to affiliates of such Purchasers who agree to be bound by such restrictions, any Preferred Shares or hedging any Preferred Shares or Conversion Shares, other than any Common Shares issuable pursuant to dividends payable under the terms of the Articles of Amendment (as defined below). If the Merger is not approved by the Company’s or IAA’s shareholders, the transfer restriction described in the foregoing sentence will not come into effect. If the Merger Agreement is terminated in accordance with its terms, the foregoing transfer restrictions will cease to apply. The Purchasers are also subject to certain Canadian holding period requirements with respect to their Purchased Shares and, if applicable, Conversion Shares. In addition, the Purchasers are restricted from transferring their Preferred Shares to certain competitors of the Company and certain activist shareholders without the Company’s prior written consent.

Registration Rights

As a condition to the closing of the PIPE Transaction, the Company and the Purchasers will enter into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which the Company will grant the Purchasers certain customary registration rights (under U.S. securities laws) with respect to the Purchased Common Shares, the Conversion Shares and certain other securities that may be issued to the Purchasers in respect thereof, subject to specified limitations.

Additional Matters

The Purchase Agreement contains customary representations, warranties and covenants by the parties. The Purchase Agreement also includes customary closing provisions for the benefit of the Company and the Purchasers. There can be no assurance that the closing of the PIPE Transaction will occur, or will occur in a timely manner. Subject to certain limitations, the Company has also agreed to indemnify each of the Purchasers for certain losses and other liabilities arising out of the PIPE Transaction.

Preferred Shares; Articles of Amendment

The terms of the Preferred Shares will be set forth in the articles of amendment of the Company (the “Articles of Amendment”).

Pursuant to the terms of the terms of the Articles of Amendment, holders of the Preferred Shares (“Holders”) will have the right to convert their Preferred Shares any time or times on or after the Issue Date into a number of Common Shares equal to the then-applicable Conversion Amount (as defined below) multiplied by the then-applicable conversion rate (the “Conversion Rate”). The Conversion Rate will initially be 0.0136986 Common Shares per $1.00 Conversion Amount, subject to customary anti-dilution adjustment provisions. The “Conversion Amount,” as defined in the Articles of Amendment, is equal to the issue price of the Preferred Shares and any accrued and unpaid dividends.

Subject to certain conditions, the Company will have the right to cause all or any portion of the Preferred Shares to be converted into Common Shares at the Conversion Rate, if the closing price of the Common Shares on the NYSE equals or exceeds 190% of the Conversion Price during 20 trading days (whether or not consecutive) occurring in any 30 consecutive trading day period occurring on or after the third anniversary of the Issue Date and ending on the trading day immediately preceding the date the Company sends notice to the Holders of the exercise of such right. In addition, subject to certain conditions, the Company will have the right to cause all or any portion of the Preferred Shares to be converted into Common Shares at the Conversion Rate, if the closing price of the Common Shares on the NYSE equals or exceeds 175% of the Conversion Price during 20 trading days (whether or not consecutive) occurring in any 30 consecutive trading day period occurring on or after the seventh anniversary of the Issue Date and ending on the trading day immediately preceding the date the Company sends notice to the Holders of the exercise of such right.

The Preferred Shares will not have a stated maturity date and will not be subject to any sinking fund.

Ranking

The Preferred Shares will rank, with respect to rights as to dividends, distributions, redemptions and payments upon the liquidation, dissolution and winding up of the Company, (a) senior to all of the junior preferred shares of the Company, Common Shares and any other class or series of capital shares of the Company, issued or authorized after the Issued Date, the terms of which do not expressly provide that such class or series ranks senior to or on a parity with the Preferred Shares, (b) on a parity basis with each other class or series of capital shares issued or authorized after the Issue Date, the terms of which expressly provide that such class or series ranks on a parity basis with the Preferred Shares, and (c) junior with each other class or series of capital shares issued or authorized after the Issue Date, the terms of which expressly provide that such class or series ranks senior to the Preferred Shares.

Dividends

From and after the Issue Date, Holders will be entitled to receive dividends on the Preferred Shares (the “Preferential Dividends”) at the rate of 5.50% per annum (the “Preferential Dividend Rate”), payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year. The Company may pay Preferential Dividends in cash or, in certain circumstances, Common Shares.

On the fourth anniversary of the Issue Date, Holders will have the right to increase the Preferential Dividend Rate to 7.50%, and on the ninth anniversary of the Issue Date, Holders will have the right to increase the Preferential Dividend Rate to a fixed percentage equal to the greater of (x) 600 bps over the daily simple SOFR as then in effect and (y) 10.50%, subject, in each case, to the Company’s right to redeem the Preferred Shares for which a dividend rate increase has been demanded (an “Increased Dividend Rate Demand”) as described below.

In addition, from and after the Issue Date, Holders will also be entitled to receive the greater of (i) any regular quarterly cash dividends paid to the holders of Common Shares and (ii) $0.27, subject to customary adjustment.

Company Redemption Rights

If the Merger Agreement is terminated in accordance with its terms and subject to certain conditions, then during the 90 day period following the later of (x) August 7, 2023 and (y) the termination of the Merger Agreement, the Company will have the right, subject to 10 days’ notice, to redeem between 50% and 100% of the Preferred Shares, at a price equal to 102% of the applicable Conversion Amount. In addition, in connection with any Increased Dividend Rate Demand, subject to certain conditions, and upon 45 days’ notice to the Holders, the Company will have the right to redeem all or any portion of the Preferred Shares then outstanding, at a price equal to 100% of the applicable Conversion Amount. Finally, at any time after the ninth anniversary of the Issue Date, subject to certain conditions, and upon 45 days’ notice to the Holders, the Company will have the right to redeem all or any portion of the Preferred Shares then outstanding, at a price equal to 100% of the applicable Conversion Amount. For the avoidance of doubt, Holders will have the right to convert or exchange all or any portion of Preferred Shares called for redemption into Common Shares at the Conversion Rate in lieu of redemption.

Voting

Other than in connection with the special meeting of the Company’s shareholders with respect to the approval of the issuance of Common Shares in connection with the Merger, Holders will be entitled to vote together with the Common Shares on an as-converted basis on all matters permitted by applicable law, subject to certain exceptions to enable compliance with applicable antitrust law.

Holders of Preferred Shares will also be entitled to a separate class vote with respect to amendments to the Company’s organizational documents that generally have an adverse effect on the Preferred Shares as well as other customary preferred shareholder approval rights.

Offer to Repurchase Upon Change of Control

Upon consummation of one or more specified change of control transactions (the “Change of Control Transaction”), the Holders will have the right to require the Company to repurchase the Preferred Shares in cash at an amount equal to the sum of (i) the greater of (A) the Conversion Amount and (B) the “Change of Control As-Converted Value” with respect to the Preferred Shares being redeemed and (ii) the “Make-Whole Amount” (as each of those terms is defined in the Articles of Amendment) (the “Change of Control Redemption Price”); provided, however, that each Holder, at its option, may elect instead to convert its Preferred Shares into the applicable change of control consideration in accordance with the procedures set forth in the Articles of Amendment.

In addition, the Company has the right to redeem the Preferred Shares at the Change of Control Redemption Price in the event of a Change of Control Transaction where the successor entity is not traded on certain eligible markets as specified in the Articles of Amendment.

The description contained herein of the Purchase Agreement, the Registration Rights Agreement, the Preferred Shares and the Articles of Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the terms of the Purchase Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference, and the Registration Rights Agreement and the Articles of Amendment, which includes the terms of the Preferred Shares, forms of which are attached to the Purchase Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

On January 22, 2023, the Company entered into the Purchase Agreement, pursuant to which it agreed to issue and sell the Purchased Shares to the Purchasers in a private placement in reliance on the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act relating to sales by an issuer not involving any public offering and the prospectus requirements of British Columbia securities law. The Company will rely on these exemptions from registration and prospectus requirements based, in part, on representations made by the Purchasers in the Purchase Agreement. Under the terms of the Articles of Amendment, the maximum conversion rate in respect of the Preferred Shares (including the maximum Make-Whole Amount) is of 0.0167442 Common Shares per $1.00 Conversion Amount.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On January 23, 2023, the Company issued a news release announcing the execution of the Purchase Agreement and the transactions contemplated thereby. A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information included in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act, or the Exchange Act, regardless of any general incorporation language in any such filing.

Forward-Looking Statements

This report contains information relating to a proposed business combination transaction between RBA and IAA This report includes forward-looking information within the meaning of Canadian securities legislation and forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act of 1934, as amended (collectively, “forward-looking statements”). Forward-looking statements may include statements relating to future events and anticipated results of operations, events that will occur if the Merger receives shareholder approval or else is terminated, future events that will occurred based on the terms of any agreement RBA or IAA signs; corporate governance documents RBA or IAA will adopt and the terms or rights to be contained therewithin, business strategies, the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, the expected or estimated amount, achievability, sources, impact and timing of cost synergies and revenue, growth, operational enhancement, expansion and other value creation opportunities from the proposed transaction, the expected debt, de-leveraging and capital allocation of the combined company, the anticipated closing date for the proposed transaction, other aspects of RBA’s or IAA’s respective businesses, operations, financial condition or operating results and other statements that are not historical facts. There can be no assurance that the proposed transaction will in fact be consummated. These forward-looking statements generally can be identified by phrases such as “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “goal,” “projects,” “contemplates,” “believes,” “predicts,” “potential,” “continue,” “foresees,” “forecasts,” “estimates,” “opportunity” or other words or phrases of similar import.

It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of RBA’s common shares or IAA’s common stock. Therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. While RBA’s and IAA’s management believe the assumptions underlying the forward-looking statements are reasonable, these forward-looking statements involve certain risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to: the possibility that shareholders of RBA may not approve the issuance of new common shares of RBA in the transaction or that stockholders of IAA may not approve the adoption of the Merger Agreement; the risk that a condition to closing of the proposed transaction may not be satisfied (or waived), that either party may terminate the Merger Agreement or that the closing of the proposed transaction might be delayed or not occur at all; the anticipated tax treatment of the proposed transaction; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; the diversion of management time on transaction-related issues; the response of competitors to the proposed transaction; the ultimate difficulty, timing, cost and results of integrating the operations of RBA and IAA; the effects of the business combination of RBA and IAA, including the combined company’s future financial condition, results of operations, strategy and plans; the failure (or delay) to receive the required regulatory approval of the transaction; the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the proposed transaction; the effect of the announcement, pendency or consummation of the proposed transaction on the trading price of RBA’s common shares or IAA’s common stock; the ability of RBA and/or IAA to retain and hire key personnel and employees; the significant costs associated with the proposed transaction; the outcome of any legal proceedings that could be instituted against RBA, IAA and/or others relating to the proposed transaction; restrictions during the pendency of the proposed transaction that may impact the ability of RBA and/or IAA to pursue non-ordinary course transactions, including certain business opportunities or strategic transactions; the ability of the combined company to realize anticipated synergies in the amount, manner or timeframe expected or at all; the failure of the combined company to realize potential revenue, growth, operational enhancement, expansion or other value creation opportunities from the sources or in the amount, manner or timeframe expected or at all; the failure of the trading multiple of the combined company to normalize or re-rate and other fluctuations in such trading multiple; changes in capital markets and the ability of the combined company to finance operations in the manner expected or to de-lever in the timeframe expected; the failure of RBA or the combined company to meet financial and/or KPI targets; the failure to satisfy any of the conditions to closing of the Starboard investment in RBA, including TSX acceptance of the private placement; legislative, regulatory and economic developments affecting the business of RBA and IAA; general economic and market developments and conditions; the evolving legal, regulatory and tax regimes under which RBA and IAA operates; unpredictability and severity of catastrophic events, including, but not limited to, pandemics, acts of terrorism or outbreak of war or hostilities, as well as RBA’s or IAA’s response to any of the aforementioned factors. These risks, as well as other risks related to the proposed transaction, are included in the registration statement on Form S-4 and joint proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) and applicable Canadian securities regulatory authorities in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties.

For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to RBA’s and IAA’s respective periodic reports and other filings with the SEC and/or applicable Canadian securities regulatory authorities, including the risk factors identified in RBA’s most recent Quarterly Reports on Form 10-Q and Annual Report on Form 10-K and IAA’s most recent Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. The forward-looking statements included in this report are made only as of the date hereof. Neither RBA nor IAA undertakes any obligation to update any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law.

No Offer or Solicitation

This report is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Important Additional Information and Where to Find It

In connection with the proposed transaction, RBA filed with the SEC and applicable Canadian securities regulatory authorities a registration statement on Form S-4 to register the common shares of RBA to be issued in connection with the proposed transaction on December 14, 2022. The registration statement includes a joint proxy statement/prospectus which will be sent to the shareholders of RBA and the stockholders of IAA seeking their approval of their respective transaction-related proposals. Each of RBA and IAA may also file other relevant documents with the SEC and/or applicable Canadian securities regulatory authorities regarding the proposed transaction. This document is not a substitute for the proxy statement/prospectus or registration statement or any other document that RBA or IAA may file with the SEC and/or applicable Canadian securities regulatory authorities. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC AND APPLICABLE CANADIAN SECURITIES REGULATORY AUTHORITIES IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT RBA, IAA AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain copies of these documents (when they are available) free of charge through the website maintained by the SEC at www.sec.gov, SEDAR at www.sedar.com or from RBA at its website, investor.ritchiebros.com, or from IAA at its website, investors.iaai.com. Documents filed with the SEC and applicable Canadian securities regulatory authorities by RBA (when they are available) will be available free of charge by accessing RBA’s website at investor.ritchiebros.com under the heading Financials/SEC Filings, or, alternatively, by directing a request by telephone or mail to RBA at 9500 Glenlyon Parkway, Burnaby, BC, V5J 0C6, Canada, and documents filed with the SEC by IAA (when they are available) will be available free of charge by accessing IAA’s website at investors.iaai.com or by contacting IAA’s Investor Relations at investors@iaai.com.

Participants in the Solicitation

RBA and IAA and certain of their respective directors and executive officers and other members of management and employees, and Jeffrey C. Smith, may be deemed to be participants in the solicitation of proxies from the stockholders of RBA and IAA in respect of the proposed transaction under the rules of the SEC. Information about RBA’s directors and executive officers is available in RBA’s definitive proxy statement on Schedule 14A for its 2022 Annual Meeting of Shareholders, which was filed with the SEC and applicable Canadian securities regulatory authorities on March 15, 2022, and certain of its Current Reports on Form 8-K. Information about IAA’s directors and executive officers is available in IAA’s definitive proxy statement on Schedule 14A for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on May 2, 2022, and certain of its Current Reports on Form 8-K. Other information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, including information with respect to Mr. Smith, are contained or will be contained in the joint proxy statement/prospectus and other relevant materials filed or to be filed with the SEC and applicable Canadian securities regulatory authorities regarding the proposed transaction when they become available. Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from RBA or IAA free of charge using the sources indicated above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
10.1*	Securities Purchase Agreement, dated as of January 22, 2023, by and among Ritchie Bros. Auctioneers Incorporated, Starboard Value LP, Jeffrey Smith and the purchasers named therein.
99.1+	News release, dated January 23, 2023 issued by Ritchie Bros. Auctioneers Incorporated, announcing the PIPE Transaction.
104	Cover Page Interactive Data File.

*	Certain schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. RBA agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request.
+	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ritchie Bros. Auctioneers Incorporated
(Registrant)

Date: January 23, 2023	/s/ Darren Watt
Darren Watt
General Counsel & Corporate Secretary